SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 18, 2006
VALLEY NATIONAL GASES INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	000-29226	23-2888240
(State or other jurisdiction or	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

200 West Beau Street, Suite 200
Washington, Pennsylvania	15301
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 228-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
          On July 18, 2006, Valley National Gases Inc. entered into corrected and restated employment agreements with James Hart, President and Chief Financial Officer, and Gerald Zehala, Executive Vice President and Chief Operating Officer. The original agreements contained clerical errors regarding the effect of termination set forth in sections 6 (g) and 6 (h). Each of the corrected employment agreements are attached hereto as exhibits 10.1 and 10.2.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2006

VALLEY NATIONAL GASES INCORPORATED

/s/ James P. Hart

James P. Hart, President

EXHIBIT INDEX

10.1	Employment Agreement dated February 1, 2006, between Valley National Gases Incorporated and James P. Hart corrected and restated on July 18, 2006.
10.2	Employment Agreement dated February 1, 2006, between Valley National Gases Incorporated and Gerald W. Zehala corrected and restated on July 18, 2006.